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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 20, 2002



                                 USA INTERACTIVE
               (Exact name of Registrant as specified in charter)



        Delaware                      0-20570                  59-2712887
(State or other jurisdiction     (Commission File            (IRS Employer
    of incorporation)                Number)                Identification No.)



            152 West 57th Street, New York, NY               10019
           (Address of principal executive offices)       (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      99.1 Investor Presentation Materials, dated June 20, 2002, for use at the Thomas Weisel Growth Forum 4.0


ITEM 9.    REGULATION FD DISCLOSURE

      On June 20, 2002, the Registrant presented at the Thomas Weisel Growth Forum 4.0. A copy of the Registrant's presentation materials for such conference appearing in Exhibit 99.1 is furnished and not filed pursuant to Regulation FD.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             USA INTERACTIVE


                                             By: /s/ Julius Genachowski
                                                ------------------------
                                             Name:  Julius Genachowski
                                             Title: Executive Vice President and
                                                    General Counsel

      Date: June 20, 2002


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                                  EXHIBIT INDEX

      Exhibit No.     Description

      99.1 Investor Presentation Materials, dated June 20, 2002, for use at the Thomas Weisel Growth Forum 4.0